UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005
                                                         -----------------


                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)


            Ohio                      0-16772                 31-0987416
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(State or other jurisdiction      (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)

       138 Putnam Street, PO Box 738
               Marietta, Ohio                           45750-0738
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  (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (740) 373-3155
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                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                           Index to Exhibits on Page 4

Section 5 - Corporate Governance and Management
      Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                On February 11, 2005, Peoples Bancorp Inc. ("Peoples") issued a news release announcing the retirement of Robert E. Evans as Chief Executive Officer of both Peoples and its banking subsidiary, Peoples Bank, National Association, ("Peoples Bank") effective June 30, 2005. Mr. Evans will continue as Peoples' Chairman of the Board and Director of both Peoples and Peoples Bank. Peoples also announced that Mark F. Bradley, Peoples' current President and Chief Operating Officer, has been appointed to the position of Chief Executive Officer effective upon Mr. Evans' retirement. A copy of the news release is attached as
      Exhibit 99 to this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits


    Exhibit Number                        Description
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          99                  News Release issued by Peoples Bancorp Inc. on
                              February 11, 2005



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PEOPLES BANCORP INC.

Date:  February 11, 2005         By:/s/ MARK F. BRADLEY
                                        --------------------------------------
                                        Mark F. Bradley
                                        President and Chief Operating Officer




                                INDEX TO EXHIBITS


    Exhibit Number                        Description
--------------------------    -----------------------------------------------
          99                  News Release issued by Peoples Bancorp Inc. on
                              February 11, 2005